                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 1998



                            FRONTIER AIRLINES, INC
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Colorado               0-24126                 84-1256945
             --------               -------                 ----------
         (State or other          (Commission           (I.R.S. Employer
            jurisdiction          File Number)          Identification No.)
        of incorporation)



            12015 E. 46th Avenue, Denver, CO                     80239
            --------------------------------                     -----
        (Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code: (303) 371-7400
                                                    --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 5    OTHER EVENTS
------    ------------

               On April 24, 1998, Frontier Airlines, Inc. (the "Company") sold to B III Capital Partners, L.P. ("B III"), 4,363,001 shares of Common Stock and Warrants to purchase 716,929 shares of Common Stock at an exercise price of $3.75 per share for an aggregate purchase price of $14,179,753. In connection with the sale of the shares and warrants, the Company granted B III, (a) the right to designate up to two members of the Company's Board of Directors and (b) certain registration rights with respect to the securities sold to B III.

               On April 30, 1998, the Company had 13,616,564 shares of Common Stock issued and outstanding. The closing sale price for the Company's Common Stock was $3.72 on such date. Therefore, the Company's market capitalization was approximately $50.6 million, as of April 30, 1998.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------    ------------------------------------------------------------------

          (b)  Pro Forma Financial Information
               -------------------------------

          (c)  Exhibits
               --------

               10.1 Securities Purchase Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRONTIER AIRLINES, INC.



Date: April 27, 1998             By:  /s/  Arthur T. Voss
                                    ----------------------------------------
                                     Arthur T. Voss, Vice President

                             FRONTIER AIRLINES, INC
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)



    The following unaudited proforma condensed consolidated financial statements have been prepared to give effect to the completion of the offering described below.

    On April 24, 1998, Frontier Airlines, Inc. sold 4,363,001 shares of Common Stock and Warrants to purchase 716,929 shares of Common Stock at an exercise price of $3.75 per share for an aggregate purchase price net of offering costs of approximately $13,657,753.

    The accompanying pro forma condensed balance sheet and statement of operations assumes the offering as being completed as of February 28, 1998.

                            FRONTIER AIRLINES, INC.
                            Pro Forma Balance Sheet
                               February 28, 1998
                                  (Unaudited)

                                                                                    Pro Forma
                                                                     Historical    Adjustments    Pro forma
                                                                     ----------    -----------    ---------
Assets
Current assets:
    Cash and cash equivalents                                     $      2,504,969    13,657,753    16,162,722
    Restricted investments                                               4,000,000                   4,000,000
    Trade receivables                                                    7,809,025                   7,809,025
    Maintenance deposits                                                14,024,680                  14,024,680
    Prepaid expenses and other assets                                    4,791,890                   4,791,890
    Inventories                                                          1,428,986                   1,428,986
    Deferred lease expenses                                                343,602                     343,602
    Note receivable - current portion                                       39,802                      39,802
                                                                    -------------------------------------------
            Total current assets                                        34,942,954    13,657,753    48,600,707

Security and other deposits                                              4,280,667                   4,280,667
Property and equipment, net                                              4,856,339                   4,856,339
Note receivable - long-term portion                                          7,507                       7,507
Deferred lease and other expenses                                          771,901                     771,901
Restricted investments                                                   2,484,399                   2,484,399
                                                                    ===========================================
                                                                  $     47,343,767    13,657,753    61,001,520
                                                                    ===========================================

Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable                                              $     11,018,511                  11,018,511
    Air traffic liability                                               17,249,862                  17,249,862
    Other accrued expenses                                               4,639,236                   4,639,236
    Accrued maintenance expense                                         15,405,475                  15,405,475
    Note payable                                                                                             0
    Current portion of obligations under capital leases                     37,786                      37,786
                                                                    -------------------------------------------
            Total current liabilities                                   48,350,870          -       48,350,870

Senior secured notes payable                                             2,722,891                   2,722,891
Accrued maintenance expense                                              2,158,309                   2,158,309
Obligations under capital leases, excluding current portion                 16,587                      16,587
                                                                    -------------------------------------------

            Total liabilities                                           53,248,657          -       53,248,657
                                                                    -------------------------------------------

Stockholders' equity
    Preferred stock, no par value, authorized 1,000,000 shares;
        none issued and outstanding                                           -                            -
    Common stock, no par value, stated value of $.001 per share, authorized 20,000,000 shares; 13,596,564 shares issued and
        outstanding (note 2)                                                 9,234         4,363        13,597
    Additional paid-in capital                                          38,565,037    13,653,390    52,218,427
    Accumulated deficit                                                (44,479,161)                (44,479,161)
                                                                    -------------------------------------------
            Total stockholders' equity                                  (5,904,890)   13,657,753     7,752,863
                                                                    -------------------------------------------
                                                                  $     47,343,767    13,657,753    61,001,520
                                                                    ===========================================

See accompanying notes to pro forma financial statements.

                            FRONTIER AIRLINES, INC.
                       Pro Forma Statement of Operations
                 For the Eleven Months Ended February 28, 1998
                                  (Unaudited)

                                                                    Pro Forma
                                                     Historical    Adjustments    Pro forma
                                                     ----------    -----------    ---------
Revenues:
    Passenger                                    $    126,496,687                 126,496,687
    Cargo                                               2,619,757                   2,619,757
    Other                                               1,959,833                   1,959,833
                                                  ---------------              --------------

            Total revenues                            131,076,277                 131,076,277
                                                  ---------------              --------------

Operating expenses:
    Flight operations                                  59,913,634                  59,913,634
    Aircraft and traffic servicing                     28,002,007                  28,002,007
    Maintenance                                        28,725,832                  28,725,832
    Promotion and sales                                26,209,691                  26,209,691
    General and administrative                          5,716,103                   5,716,103
    Depreciation and amortization                       1,462,861                   1,462,861
                                                  ---------------              --------------

            Total operating expenses                  150,030,128                 150,030,128
                                                  ---------------              --------------

            Operating loss                            (18,953,851)                (18,953,851)
                                                  ---------------              --------------

Nonoperating income:
    Interest income                                       680,185                     680,185
    Other, net                                           (314,843)                   (314,843)
                                                  ---------------              --------------

            Total nonoperating income, net                365,342                     365,342
                                                  ---------------              --------------

Net loss (note 3)                                $    (18,588,509)                (18,588,509)
                                                  ===============              ==============

Basic and diluted loss per common share          $          (2.05)                      (2.04)
                                                  ===============              ==============

Weighted average shares outstanding                     9,081,085                   9,094,604
                                                  ===============              ==============


See accompanying notes to pro forma financial statements.

FRONTIER AIRLINES, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS
FEBRUARY 28, 1998

(1) BASIS OF PRESENTATION


    The accompanying unaudited pro forma financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the eleven months ended February 28, 1998 are not necessarily indicative of the results that will be realized for the full year. For further information, refer to the audited financial statements and notes thereto for the year ended March 31, 1997 contained in the Form 10-KSB for the fiscal year ended March 31, 1997.


(2) COMMON STOCK SALE


    On April 24, 1998, Frontier Airlines, Inc. sold 4,363,001 shares of Common Stock and Warrants to purchase 716,929 shares of Common Stock at an exercise price of $3.75 per share for an aggregate purchase price net of offering costs of approximately $13,657,753. The pro forma balance sheet shows the effect of the sales proceeds as if received on the last business day of February 1998.


(3) LOSS PER COMMON SHARE


    The pro forma loss per common share is calculated assuming that the 4,363,001 shares issued on April 24, 1998 were issued on the last business day of February 1998.